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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 5, 2002



                         SINCLAIR BROADCAST GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       MARYLAND                       000-26076                  52-1494660
(State of Incorporation)             (Commission              (I.R.S. Employer
                                     File Number)            Identification No.)


                              10706 BEAVER DAM ROAD
                              HUNT VALLEY, MD 21030
                    (Address of principal executive offices)

                                 (410) 568-1500
                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS.

     On March 5, 2002, Sinclair Broadcast Group, Inc. issued the press release attached as Exhibit 99.1 to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

               99.1 Sinclair Broadcast Group, Inc. press release, dated
                    March 5, 2002






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SINCLAIR BROADCAST GROUP, INC.


                             By:               /s/ David B. Amy
                                               -----------------------------
                             Name:             David B. Amy
                             Title:            Executive Vice President and
                                               Chief Financial Officer


Dated:  March 5, 2002




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                                  Exhibit Index

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
99.1                       Sinclair Broadcast Group, Inc. press release, dated
                           March 5, 2002